ACACIA CAPITAL CORPORATION
                         --CALVERT RESPONSIBLY INVESTED
                                EQUITY PORTFOLIO
                             4550 MONTGOMERY AVENUE
                                   SUITE 1000N
                            BETHESDA, MARYLAND 20814
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON February 16, 1996


     Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the Calvert Responsibly Invested ("CRI") Equity Portfolio
(the "Equity Portfolio") of Acacia Capital Corporation (the "Company") will be held at the offices of the Company, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on February 16, 1996 at 10:00 a.m., Eastern Time, for the following purposes: 1. To consider and act upon an amendment to the Company's Articles of Incorporation to, in effect, combine the Equity Portfolio into the company's existing CRI Capital Accumulation Fund (the "Capital Accumulation Fund") by a reclassification of Equity Portfolio shares.
A vote in favor of the proposed amendment is a vote in favor of the elimination of the Equity Portfolio; and

     2. To transact any other business which may properly come before the Meeting or any adjournments thereof.


The Directors of the Company have fixed the close of business on December 18, 1995 as the record date for the determination of shareholders of the Equity Portfolio entitled to notice of and to vote at the Meeting and any adjournment thereof.


IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED VOTING INSTRUCTION FORM WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors


William M. Tartikoff, Esq.
Secretary


December 30, 1995


INSTRUCTIONS FOR EXECUTING VOTING INSTRUCTION FORM



     The following general rules for signing voting instruction forms may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instruction form.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the voting instruction form.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                VALID SIGNATURE

CORPORATE
ACCOUNTS
(1) ABC Corp.                ABC Corp.
(2) ABC Corp.                John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer      John Doe, Treasurer
(4) ABC Corp. Profit
  Sharing Plan               John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust                Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee     Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.     John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith, Jr.       John B. Smith, Jr., Executor

               PROSPECTUS/PROXY STATEMENT DATED December 30, 1995


                        THE CALVERT RESPONSIBLY INVESTED
                           EQUITY PORTFOLIO OF ACACIA
                               CAPITAL CORPORATION
                             4550 MONTGOMERY AVENUE
                                   SUITE 1000N
                            BETHESDA, MARYLAND 20814

     This Prospectus/Proxy Statement is being furnished to shareholders of the Calvert Responsibly Invested ("CRI") Equity Portfolio (the "Equity Portfolio") of Acacia Capital Corporation (the "Company"), in connection with a proposed amendment to the Company's Articles of Incorporation that would, in effect, combine the Equity Portfolio into the Company's existing CRI Capital Accumulation Portfolio (the "Capital Accumulation Portfolio") (the "Proposed Merger"). The Proposed Merger would be accomplished by a reclassification of shares and tax-free transfer of all assets and liabilities of the Equity Portfolio in exchange for shares of the Capital Accumulation Portfolio. As a result of the Proposed Merger, shareholders of the Equity Portfolio would exchange their shares and become shareholders of the Capital Accumulation Portfolio and the Equity Portfolio would be eliminated. Each Portfolio will pay its respective expenses attributable to the Proposed Merger.

     The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of 7 portfolios, each with a different investment objective. The Capital Accumulation Portfolio seeks to provide long-term capital appreciation by investing primarily in a non-diversified portfolio of the equity securities of small-to mid-sized companies that are undervalued but demonstrate a potential for growth. The Portfolio relies on its proprietary research to identify stocks that may have been overlooked by analysts, investors and the media, and which generally have a market value between $100 million and $5 billion, but which may be larger or smaller as deemed appropriate.

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Capital Accumulation Portfolio that shareholders of the Equity Portfolio should know before voting on the Proposed Merger. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission (the "SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated May 1, 1995, relating to this Prospectus/Proxy Statement and the Proposed Merger, incorporating by reference the financial statements of the Capital Accumulation Portfolio and the Equity Portfolio (each a "Portfolio" and together, the "Portfolios"), dated December 31, 1994 has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Company at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling toll-free 1-800-368-2748.

     The Prospectus of the CRI portfolios of the Company, including the Portfolios, dated May 1, 1995, the Company's Annual Report for such CRI portfolios for the fiscal year ended December 31, 1994 and the Company's CRI Capital Accumulation Portfolio's unaudited balance sheet dated June 30, 1995 and unaudited income statement for the six months ended June 30, 1995 are incorporated herein by reference in their entirety, insofar as they relate to the Capital Accumulation Portfolio and the Equity Portfolio only, and not to any other portfolios described therein.




     Included as Exhibit A to this Prospectus/Proxy Statement is a copy of the Plan of Reclassification (the "Plan") and included as Exhibit B to this Prospectus/Proxy Statement is the form of amendment to the Company's Articles of Incorporation to be filed with the State of Maryland if shareholders of the Equity Portfolio approve the Plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF OR ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS. WHEN INVESTORS SELL SHARES OF THE FUND, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID.

                TABLE OF CONTENTS


VOTING INFORMATION..............................

SUMMARY.........................................
      THE COMPANY.............................
      PROPOSED MERGER
      TAX CONSEQUENCES..........................
      INVESTMENT OBJECTIVES AND POLICIES OF THE
           CAPITAL ACCUMULATION PORTFOLIO AND
           THE EQUITY PORTFOLIO...............
      MANAGEMENT OF THE FUNDS.................
      INVESTMENT ADVISERS, SUB-ADVISERS AND ADMINISTRATOR
      PORTFOLIO MANAGEMENT........
      DISTRIBUTION OF SHARES......
      PURCHASE AND REDEMPTION PROCEDURES.........
      DIVIDENDS AND DISTRIBUTIONS............

FINANCIAL HIGHLIGHTS.........................

PRINCIPAL RISKS......................

INFORMATION ABOUT THE PROPOSED MERGER.........
      DESCRIPTION OF THE MERGER...............
      REASONS FOR THE PROPOSED MERGER.........
          PRO-FORMA CAPITALIZATION...............


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES......................

PERFORMANCE INFORMATION



COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.......
      FORM OF ORGANIZATION.......................
      CAPITALIZATION.......................
SHAREHOLDER MEETINGS AND VOTING RIGHTS.....
      LIQUIDATION OR DISSOLUTION............
          RIGHTS OF INSPECTION..................

ADDITIONAL INFORMATION......................

FINANCIAL STATEMENTS AND EXPERTS.............

LEGAL MATTERS................................

OTHER BUSINESS................................

                               VOTING INFORMATION


     This Prospectus/Proxy Statement solicits the accompanying voting instructions ("Proxy") on behalf of the Board of Directors of the Company for use at the Special Meeting of Shareholders of the Equity Portfolio to be held February 16, 1996 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"). The
Equity Portfolio will bear all expenses in connection with the solicitation of Proxies. Employees of Calvert Asset Management Company, Inc. ("CAMCO"), the Portfolio's investment adviser, and Providian Life and Health Insurance Company ("Providian"), will solicit Proxies. The solicitation will be by mail and may also be by telephone, telegram or personal interview.


Outstanding Shares and Voting Requirements


     The Board of Directors of the Company has fixed the close of business on December 18, 1995 as the record date (the "Record
Date") for determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. All outstanding shares of the Equity Portfolio are owned of record by Providian Separate Account V, which is registered with the Securities and Exchange Commission (the "SEC"), (the "Separate Account") to fund variable annuity contracts (the "contracts") issued by Providian.



     Approval of the Proposed Merger requires the affirmative vote of the holders of at least a majority (as defined in the 1940 Act) of the interest in the Equity Portfolio shares entitled to vote.



     Providian holds through its Separate Account, all of the Equity Portfolio shares entitled to vote. Providian will attend the Meeting and vote the Equity Portfolio shares held by its Separate Account in accordance with instructions received from contract owners having values allocated to the Equity Portfolio, as provided in the contracts. Providian will vote Equity
Portfolio shares for which no instructions are received in the same proportion as to which instructions are received with respect to the Separate Account.


     Each contract participant (other than participants under contracts issued in connection with non-qualified and unfunded deferred compensation plans or contracts issued in connection with a deferred compensation plan) has the right to give instructions as to how shares of the Equity Portfolio attributable to the participant's account should be voted, notwithstanding that the contract owner may be the participant's employer. Contract owners will instruct the Separate Accounts in accordance with such instructions. Fractional shares also will be voted in accordance with instructions received. A contract owner or participant who has given voting instructions may revoke such voting instructions only through the Separate Account prior to the Meeting date. There are no appraisal rights.

     The number of Equity Portfolio shares deemed attributable to a participant's account prior to the annuity date and during the lifetime of the annuitant will be determined on the basis of the value of accumulation units credited to the participant's account as of the Record Date. On or after the annuity date or after the death of the participant, the number of Equity Portfolio shares deemed attributable to the participant's account will be based on the liability for future variable annuity payments to the payee under the contract as of the Record Date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the assumed investment rate used in determining the number of annuity units credited to the participant's account and the applicable annuity unit value on the Record Date.


     As of the close of business on the Record Date, there were outstanding 234,843.126 shares of common stock of the Equity Portfolio. Each share is entitled to one vote. To the Company's knowledge no person owns annuity contracts or interests therein entitling that person to give voting instructions regarding five percent or more of the total outstanding shares of the Equity Portfolio.


     Directors and officers of the Company as a group own annuity contracts or interests therein entitling them to give voting instructions regarding less than one percent of the total outstanding shares of the Equity Portfolio.


     The cost of this proxy solicitation, including the printing and mailing of the proxy materials, will be borne by the Equity
Portfolio. A proxy may be revoked at anythime before or during the meeting by oral or written notice to William M. Tartikoff, Esq., Secretary of the Company, 4550 Montgomery Ave., Suite 1000N, Bethesda, MD 20814.
This Prospectus/Proxy Statement was first mailed to contract owners on or about December 30, 1995. If you have any questions about the proposed merger, please call 1-800-866-6007.

                                  SUMMARY



THE COMPANY

     The Equity Portfolio and the Capital Accumulation Portfolio are each a series of the Company, an open-end management investment company organized as a Maryland corporation on December 22, 1982. The Company currently consists of seven separate investment portfolios, each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. By investing in a portfolio, an investor becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that portfolio. Each portfolio is governed by the Company's Articles of Incorporation, its Bylaws and applicable Maryland law.

THE PROPOSED MERGER

     The Board of Directors of the Company has approved a Plan of Reclassification (the "Plan") providing for the Company to amend its Articles of Incorporation, subject to the approval of the shareholders of the Equity Portfolio, to reclassify the issued and unissued shares of the class of the Company's common stock currently designated as CRI Equity Portfolio into the class of the Company's common stock currently designated as CRI Capital Accumulation Portfolio. In effect, shareholders of the Equity Portfolio would exchange their shares for shares of the Capital Accumulation Portfolio and the Equity Portfolio would be eliminated.


     The Plan contemplates a Proposed Merger in which shares of the Equity Portfolio will be reclassified and the Equity Portfolio will transfer all of its assets and liabilities to the Capital Accumulation Portfolio in exchange for shares of the Capital Accumulation
Portfolio. The number of shares of the Capital Accumulation Portfolio to be issued to the Equity Portfolio will be determined on the basis of the relative net asset values of the Equity Portfolio and the Capital Accumulation Portfolio calculated as of the close of business on the business day immediately preceding the effective date of the Proposed Merger, currently scheduled for February 26, 1996. The Equity Portfolio will then distribute the Capital Accumulation Portfolio shares it receives to Equity Portfolio shareholders in exchange for their Equity Portfolio shares, on a pro-rata basis.


     The Directors of the Company, including the Directors who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), have concluded that the Proposed Merger would be in the best interests of shareholders of the Equity Portfolio and that the interests of the shareholders of the Equity Portfolio and the Capital Accumulation Portfolio will not be economically diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the Equity Portfolio's shareholders. THE DIRECTORS OF THE COMPANY RECOMMEND APPROVAL BY SHAREHOLDERS OF THE EQUITY PORTFOLIO OF THE PLAN EFFECTING THE PROPOSED MERGER.

     If the shareholders of the Equity Portfolio do not vote to approve the Proposed Merger, the Directors of the Company will consider other possible courses of action in the best interests of shareholders.

TAX CONSEQUENCES


     The completion of the Proposed Merger is contingent upon the receipt by the Company of an opinion of outside tax counsel to the effect that the Proposed Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Proposed Merger will not result in the recognition, for federal income tax purposes, of any gain or loss to the Equity Portfolio or its shareholders, the aggregate tax basis of the shares of the Capital Accumulation Portfolio received by shareholders of the Equity Portfolio will be the same as the tax basis of those shareholders' Equity Portfolio shares and the aggregate tax basis of the assets of the Equity Portfolio in the hands of the Capital Accumulation Portfolio will be the same as the tax basis of such assets in the hands of the Equity Portfolio prior to the Proposed Merger. In addition, the Proposed Merger will not result in the recognition of any gain or loss to contract owners.


INVESTMENT OBJECTIVES AND POLICIES OF THE CAPITAL ACCUMULATION
PORTFOLIO AND THE EQUITY PORTFOLIO

     The Capital Accumulation Portfolio. The Capital Accumulation Portfolio seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of small- to mid-sized companies that are undervalued but demonstrate a potential for growth. The Portfolio relies on its proprietary research to identify stocks that may have been overlooked by analysts, investors, and the media, and which generally have a market value between $100 million and $5 billion, but which may be larger or smaller as deemed appropriate. Investments may also include, but are not limited to, preferred stocks, foreign securities, convertible securities, bonds, notes and other debt securities. The Portfolio may use certain futures and options, invest in repurchase agreements, and lend its portfolio securities. The Portfolio takes reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Portfolio will be successful in meeting its objective since there is risk involved in the ownership of all equity securities. The Portfolio's investment objective is not fundamental and may be changed without shareholder approval. The Portfolio will notify shareholders at least thirty days in advance of a change in the investment objective of the Portfolio so that shareholders may determine whether the Portfolio's goals continue to meet their own.

     The Equity Portfolio. The Equity Portfolio seeks growth of capital through investment in the equity securities of issuers within industries perceived to offer opportunities for potential capital appreciation and which satisfy the Portfolio's investment and social criteria. The Portfolio is neither speculative nor conservative in its investment policies and takes reasonable risks in seeking to achieve its investment objective of growth of capital. The Portfolio normally invests at least 80% of the value of its net assets in equity securities. Such securities include common stocks, convertible securities and preferred stocks. The Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade debt securities. For liquidity purposes or pending the investment of the proceeds of the sale of its shares, the Equity Portfolio may invest up to 20% of the value of its assets in money market instruments, including: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit of banks having total assets of at least $1 billion; and commercial paper or other corporate notes of investment grade quality. Such securities may be purchased subject to repurchase agreements with recognized securities dealers and banks. If the Equity Portfolio assumed a temporary defensive posture, there is no limitation on the percentage of its assets which may be invested in money market instruments. The Portfolio may invest in foreign securities, including emerging markets, to a limited extent. See "Comparison of Investment Objectives and Policies" below.

MANAGEMENT OF THE FUNDS

     The overall management of the Company and the Portfolios is the responsibility of, and is supervised by, the Board of Directors of the Company.

INVESTMENT ADVISERS, SUB-ADVISERS AND ADMINISTRATOR


     Calvert Asset Management Company, Inc. ("CAMCO"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the investment adviser to both Portfolios. CAMCO is a wholly-owned subsidiary of Calvert Group, Ltd., of the same address, which is in turn an indirect wholly-owned subsidiary of Acacia Mutual Life Insurance Company, 51 Louisiana Avenue, N.W., Washington, D.C. 20001. As of August 31,
1995, CAMCO had assets under management and administration in excess of $4.8 billion. Pursuant to its investment advisory agreement with the Company, CAMCO manages the investment and reinvestment of the assets of each Portfolio and is responsible for the overall management of the business affairs of each Portfolio, subject to the direction and authority of the Company's Board of Directors. CAMCO also serves as investment adviser to seven other registered investment companies in the Calvert Group of Funds: First Variable Rate Fund for Government Income, Calvert Cash Reserves (doing business as Money Management
Plus), Calvert Social Investment Fund, Calvert Tax-Free Reserves, The Calvert Fund, Calvert Municipal Fund, Inc., and Calvert World Values Fund, Inc. CAMCO has retained certain investment subadvisers ("Subadvisers") for the Portfolios.


The Capital Accumulation Portfolio


     The Capital Accumulation Portfolio has a pool of six investment subadvisers ready to manage the Portfolio's assets. The Subadvisers along with their investment style and ownership characteristics, are listed below, the asterisks indicating those comprising the current portfolio management team who have managed the Portfolio since December 8, 1994:



Subadviser Investment Style    Ownership



*Apodaca-
Johnston    Small-Cap Growt    Hispanic American
*Brown
Capital     Mid-/Large-Cap     African  American
            Growth


*Fortalez
Asset
Management  Small-Cap Growth         Hispanic/Women



New
Amsterdam   Mid-Cap Value
            Growth             Women

Seneca,Inc. Large-Cap Value    Women

Sturdivant  Large-Cap Value    African  Americans




     CAMCO selects which Subadvisers will manage the Capital Accumulation Portfolio's assets at any given time and the allocation of assets among the managers. CAMCO retains a consultant, Progress Investment Management Company ("Progress"), to aid it in making these determinations. Progress is a California state-certified minority business enterprise, registered as an investment adviser with the SEC, that evaluates and monitors emerging minority/women-owned investment management firms. Each firm has selected a performance index against which the performance fee adjustment, if any, will be calculated, as explained below.


     Apodaca-Johnston Capital Management, Inc. Apodaca-Johnston Capital Management, Inc., 580 California Street, Suite 200, San Francisco, California 94104, is a small-cap growth manager that seeks to discover compelling investment ideas by focusing on those entrepreneurial companies that identify and capitalize on positive trends. It looks for companies that are experiencing a powerful acceleration in earnings, exhibit a strong, high quality balance sheet or decidedly improving financial statements and demonstrate strong price strength. Its performance index is the Russell 2000.


     Mr. Scott is President and Chief Investment Officer of
Apodaca-Johnston. In 1985 Mr. Johnston founded Sterling Financial Group, an independent SEC-registered investment advisory firm, which was merged into Apodaca-Johnston Capital Management.





     Brown Capital Management, Inc. Brown Capital Management, Inc., 809 Cathedral Street, Baltimore, Maryland 21201, uses a bottom-up approach that incorporates growth-adjusted price earnings. Stocks purchased are generally undervalued and have momentum, have EPS growth rates greater than the market, are more profitable than the market, and have relatively low price-earnings ratios. Its performance index is a blend: 60% Russell 1000 Growth and 40% Russell 2000.


     Mr. Eddie Brown is founder and President of Brown Capital Management. He has over 22 years of investment experience, having served as Vice President and Portfolio Manager for 10 years at T. Rowe Price
Associates immediately prior to starting his own firm.






     Fortaleza Asset Management, Inc., 200 West Adams, Suite 1900, Chicago, Illinois 60606, is a small-cap growth manager that bases its investment principles on: (1) a proprietary stock valuation system that incorporates technical and market sentiment indicators to determine optimal buy points; (2) an emphasis on the preservation of capital through the implementation of a strict selling discipline to lock in capital gains and reduce losses; and (3) a discipline that does not force equity commitment in overvalued markets. The investment approach is based on a bottom-up stock selection process (selecting the individual companies first, rather than the industry sector). Its performance index is the Russell 2000.



     Ms. Margarita Perez is the founder, President and Portfolio Manager of Fortaleza, and has over 13 years of investment experience. Prior to forming Fortaleza, Ms. Perez was Vice president and Portfolio Manager for Monetta Financial Services, Inc., where she was directly involved in the management of equity accounts totalling in excess of $100 million.







    New Amsterdam Partners, L.P. is a mid-cap value investment manager located at 475 Park Avenue , New York, New York 10016. New Amsterdam Partners is a quantitative investment firm, evaluating investment opportunities by comparing expected investment returns. The firm believes that the disciplined use of their valuation techniques, in conjunction with fundamental analysis of companies, is the key to understanding and maximizing investment returns.


     Michelle Clayman, General Partner of New Amsterdam, was a founding partner of the company, which was started in 1986. Prior to co-founding New Amsterdam, Ms. Clayman was a Vice President of Salomon Brothers in charge of STOCKFACTS, an on-line computer system that combines analytical tools for equity analysis and databases and was designed and developed by Ms. Clayman.




     Seneca, Inc., 100 Campus Drive, Second Floor West, Flovham Park,
Basking Ridge, New Jersey 07932, is a value-oriented, medium-to-large capitalization equity manager with a twelve-year performance record.
The firm is majority-owned by six women employees and a female director.
The company employs a traditional low price/earnings value approach enhanced by portfolio risk controls and selection of only those securities experiencing upward revisions in analysts' earnings estimates.


     Susan Saltus and Sandi Sweeney direct the investment effort, drawing on more than 28 years of investment experience. Ms. Saltus, CFA, is Chief Investment Officer and has 16 years' investment experience. Ms. Sweeney is a Portfolio Manager and has 12 years investment experience.


     Sturdivant & Co., Inc. Sturdivant & Co., Inc., 223 Gibbsboro Road, Clementon, New Jersey 08021, seeks to identify undervalued companies or companies undergoing significant changes that will enhance shareholder value. The company utilizes a conservative, disciplined and consistently-applied decision making process designed to achieve lower risk than the market.


     Ralph Sturdivant is Chairman and CEO who, prior to founding the firm, was a Vice President at Prudential-Bache Securities and an Account Executive with Merrill Lynch.

     Albert Sturdivant is President and CIO, and was a principal and manager of the capital markets division of Grigsby, Brandford &
Company prior to co-founding Sturdivant & Co.

The Equity Portfolio


     The Subadviser to the Equity Portfolio is Loomis, Sayles and
Company ("Loomis Sayles") 2001 Pennsylvania Avenue, N.W., Washington,
D.c. 20006, which replaced United States Trust Company as of February 1, 1994 upon shareholder approval. The individual portfolio manager responsible for the Equity Portfolio is Philip J. Schettewi, Managing Partner, Vice President, and Chief Portfolio Strategist of Loomis, Sayles. Mr. Schettewi is a Chartered Financial Analyst and has 12 years' experience in the investment business.



     For its services, CAMCO, as the Portfolios' investment adviser, is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios. CAMCO is currently entitled to receive a base fee of 0.70% of average daily net assets of the Equity Portfolio and 0.80% of the average daily net assets of the Capital Accumulation Portfolio.



    CAMCO will pay the Subadvisers of the Portfolios a base fee of 0.25% of average net assets. In addition, under the circumstances described below, for each Portfolio, the investment advisers to the Capital Accumulation Portfolios and the investment subadvisers to the Portfolios may earn (or have their fees reduced by) performance fee adjustments based on the extent to which performance of the Portfolios exceeds or trails the index against which they are measured. In the case of the Equity Portfolio, payment consistent with the performance fee adjustment began June 1, 1995. In the case of the Capital Accumulation Portfolio, the performance fee adjustment will begin on January 1, 1997. The specific adjustments are as follows:


The Equity Portfolio Subadviser's Performance Fee Adjustment


Performance
versus the              Performance
S&P 500 Stock               Fee
Composite Index         Adjustment

6% to less
  than 12%                  0.07%
12% to less
  than 18%                  0.14%
18% or more                 0.20%


The performance fee adjustment for the Equity Portfolio is collected from or disbursed by the Portfolio directly to the investment adviser, which acts as a conduit to the investment subadviser, but which does not retain any of in the performance fee adjustment.



The Capital Accumulation Portfolio: CAMCO's Performance Fee Adjustment


Performance
versus the              Performance
S&P 400 Mid-               Fee
Cap Index               Adjustment

10% to less
  than 25%                 0.01%
25% to less
  than 40%                 0.03%
40% or more                0.05%


CAMCO's performance fee adjustment will be paid directly from the Portfolio to CAMCO.


The Capital Accumulation Portfolio: Each Subadviser's Performance Fee Adjustment

Performance             Performance
versus the                 Fee
the Index               Adjustment

 10% to less
   than 25%                0.02%
 25% to less
   than 40%                0.05%
 40% or more               0.10%


     Payment of an upward performance fee adjustment to a Subadviser will be paid from the Capital Accumulation Portfolio to CAMCO and not out of CAMCO's own fee, and CAMCO will pass on the appropriate amount to the particular Subadviser; fees adjusted downward from the base fee as a result of under performance will be retained by the Portfolio. Payment of an upward performance adjustment will be conditioned on: (1) the performance of the Portfolio as a whole having exceeded the S&P 400 Mid-Cap Index;
and (2) payment of the performance adjustment not causing the Portfolio's performance to fall below the S&P 400 Mid-Cap Index.


     Calvert Administrative Services Company ("CASC"), an affiliate of CAM, has been retained by the Capital Accumulation Portfolio to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of net asset value per share and dividends, and the maintenance of portfolio and general accounting records. For providing such services, CASC is entitled to receive a fee from the Portfolio of 0.10% of net assets per year.

PORTFOLIO MANAGEMENT


     See "Investment Adviser, Sub-Advisers and Administrator" above.

FUND EXPENSE COMPARISON

Annual Fund operating expenses of the Equity Portfolio and the Capital Accumulation Portfolio are shown below. Expenses are unaudited and are based on year-to-date actual expenses through November 30, 1995, expressed as a percentage of average net assets.

                  Equity            Capital          Pro Forma
                  Portfolio         Accumulation     Combined
                                    Portfolio        After Merger


Management
   fees           0.62%             0.80%             0.80%
Other
   expenses       0.09%             0.38%             0.38%

Total Fund
operating
expenses          0.71%             1.18%             1.18%
  (after expense reimbursement/fee waiver)

Management fees for the Equity Portfolio reflects the negative performance fee adjustment due to the Equity Portfolio's below average performance.
Management fees for Capital Accumulation Portfolio do not include the 0.10% annual administrative service fee which was voluntarily waived. If this fee had been charged, the Management fees would have been 0.90% and the total fund operating expenses would have been 1.28%, for both the Capital Accumulation Portfolio and the Pro Forma Combined. Management fees include sub-advisor fees.

Although the fees in the Capital Accumulation Portfolio are higher than those in the Equity Portfolio, the Fund's Board of Directors believes that the proposed merger is in the best interests of the shareholders of both the Equity Portfolio and the Capital Accumulation Portfolio, particularly in terms of the comparative performance records of each of the Portfolios; relative compatibility of their investment objectives and policies; the relative size of the portfolios in terms of assets; and the investment experience, expertise and resources of the Advisor and Subadvisors.

DISTRIBUTION OF SHARES


     With regard to the Portfolios, the Company's shares are sold to Providian for allocation to the Separate Account to fund the benefits under certain variable annuity and variable life insurance policies (the "Variable Accounts"). Shares of the Portfolios may also be sold to other insurance companies for the same purpose. In this Prospectus/Proxy Statement, Providian and the other applicable companies may be referred to as the "Insurance Companies," and the variable annuity and variable life insurance policies may be referred to as the "Policies."


     Shares of the Portfolios may only be sold to the Insurance
Companies for their Separate Accounts, and not to individual investors. As such, the "shareholders" referred to in this prospectus are the Insurance Companies. Nevertheless, as a policyholder you have an opportunity to choose among the various Portfolios in order to fund the benefits under any Policies you purchase, subject to any limitations described in the Insurance Companies' prospectuses.

     Shares are purchased by the Variable Accounts at the net asset value of a Portfolio next determined after the Insurance Company receives the premium payment. The Company continuously offers its shares in the Portfolios at a price equal to the net asset value per share. Initial and subsequent payments allocated to a Portfolio are subject to the limits applicable in the Policies issued by the Insurance Companies.


     It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in a Portfolio, although currently neither the Insurance Companies nor the Company foresees any such disadvantages to either variable annuity or variable life insurance policyholders of any Insurance Company. The Company's Directors intend to monitor events in order to identify any material conflict between such policyholders and to determine what action, if any, should be taken in response to the problem.


PURCHASE AND REDEMPTION PROCEDURES

     Information concerning the purchase of shares is described above.

     The Insurance Companies redeem shares of the Portfolios to make benefit and surrender payments under the terms of their Policies. Redemptions are processed on any day on which the Company is open for business (each day the New York Stock Exchange is open), and are made at a Portfolio's net asset value next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

     Payment for redeemed shares will be made promptly, and in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the 1940 Act. The amount received on redemption of the shares of a Portfolio may be more or less than the amount paid for the shares, depending on the fluctuations in the market value of the assets owned by the Portfolio. The Company redeems all full and fractional shares of the Portfolios for cash.

     The net asset value of the shares of each Portfolio is determined once daily as of the close of business of the New York Stock Exchange, on days when the Exchange is open for business, or for any other day when there is a sufficient degree of trading in the investments of a Portfolio to affect materially its asset value per share (except on days when no orders to purchase or redeem shares of the Portfolio have been received). The net asset value is determined by adding the values of all securities and other assets of a Portfolio, subtracting liabilities and expenses, and dividing by the number of outstanding shares of the Portfolio.

     Except for money market instruments maturing in 60 days or less, securities held by the Portfolios are valued at their market value if market quotations are readily available. Otherwise, securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors of the Company. All money market instruments with a remaining maturity of 60 days or less held by a Portfolio, are valued on an amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

         It is the Company's intention to distribute substantially all of the net investment income, if any, of the Portfolios. Net investment income consists of all payments of dividends or interest received by a Portfolio less estimated expenses, including the investment advisory fee. All net realized capital gains, if any, are declared and distributed periodically, at least annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

FINANCIAL HIGHLIGHTS


     The following tables provide information about the Capital Accumulation Portfolio's financial history. They express the information in terms of a single share outstanding throughout each period. The tables have been audited by those independent accountants whose reports are included in the Fund's Annual Report to Shareholders, for each of the respective periods presented. The tables should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.




CRI Capital Accumulation
 Portfolio                                    Six months
                                                ended
                                             June 30, 1995
                                             (Unaudited)        Year Ended
                                                                December 31,

                                                   1995            1994

                                                  $   16.97        $   18.95
Net asset value, beginning of period

Income from investment operations
     Net investment income                            (.05)              .10
     Net realized and unrealized gain
     (loss) on investments                             4.30            (1.98)
         Total from investment
          operations                                   4.25            (1.88)

Distributions to shareholders
     Dividends from net investment
       income                                            --             (.10)
                                                         --
     Distribution from capital gains                     --                --
         Total distributions                             --             (.10)

Total increase (decrease) in net                      4.25            (1.98)
   asset value
Net asset value, end of period                   $   21.22        $    16.97

Total return<F1>                                     25.04%           (9.92)%

Ratio of expenses to average net assets              98%(a)              .79%

Ratio of net income to average net                (.53%)(a)              .68%
   assets

Increase reflected in net income ratio
   due to expense reimbursement                           --               --

Portfolio turnover                                      65%               79%

Net assets, end of period                        $$6,808,661      %$5,688,821

Number of shares outstanding at end
  of period (in thousands)                                321              335

<F1>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies.
(a) = Annualized



CRI Capital Accumulation
 Portfolio



                                                        Year Ended December 31,

                                                          1993            1992

                                                      $   17.87     $ 15.82
Net asset value, beginning of period

Income from investment operations
     Net investment income                                  .08         .09
     Net realized and unrealized gain
     (loss) on investments                                 1.27        2.09
         Total from investment
          operations                                       1.35        2.18

Distributions to shareholders
     Dividends from net investment
       income                                              (.08)       (.09)
     Distribution from capital gains                       (.19)       (.04)
         Total distributions                               (.27)       (.13)

Total increase (decrease) in net                           1.08        2.05
   asset value
Net asset value, end of period                       $    18.95       17.87

Total return<F2>                                           7.56%      13.73%

Ratio of expenses to average net assets                     .80%        .39%

Ratio of net income to average net                          .66%       1.19%
   assets

Increase reflected in net income ratio
   due to expense reimbursement                               --         .87%

Portfolio turnover                                           26%          2%

Net assets, end of period                            $$4,986,223   $$870,066

Number of shares outstanding at end
  of period (in thousands)                                   263          49


<F2>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies.
(a) = Annualized


CRI Capital Accumulation
 Portfolio                                                From
                                                        inception
                                                        July 16,
                                                      1991 through
                                                      December 31,

                                                          1991

                                                         $ 15.00
Net asset value, beginning of period

Income from investment operations
     Net investment income                                   .26
     Net realized and unrealized gain
     (loss) on investments                                   .82
         Total from investment
          operations                                        1.08

Distributions to shareholders
     Dividends from net investment
       income                                               (.26)
     Distribution from capital gains                           --
         Total distributions                                (.26)

Total increase (decrease) in net                              .82
   asset value
Net asset value, end of period                              15.82

Total return<F3>                                            7.25%

Ratio of expenses to average net assets                        --

Ratio of net income to average net                          .84%(a)
   assets

Increase reflected in net income ratio
   due to expense reimbursement                            4.23%(a)

Portfolio turnover                                             5%

Net assets, end of period                                 $268,040

Number of shares outstanding at end                             17
  of period (in thousands)

<F3>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies.
(a) = Annualized



PRINCIPAL RISKS



     The Equity Portfolio and the Capital Accumulation Portfolio have distinct investment objectives that they pursue through their separate investment policies, as stated above. There can be no assurance that the objectives of either the Equity Portfolio or the Capital Accumulation Portfolio will be achieved. The differences in objectives and policies between the Equity Portfolio and the Capital Accumulation Portfolio can be expected to affect the return of each. As described below under "Comparison of Investment Objectives and Policies", the Capital Accumulation Portfolio may be viewed as more aggressive and concomitantly more volatile than the Equity Portfolio for five principal reasons.


     First, the Capital Accumulation Portfolio is "non-diversified" which means that, as opposed to the "diversified" Equity Portfolio, a higher percentage of its assets may be invested in a more limited number of issues, with the result that its shares are more susceptible to any single economic, political or regulatory event than the shares of the Equity Portfolio.



     Second, The Capital Accumulation Portfolio invests in small-cap issuers. The securities of small-cap issuers tend to be less actively traded than the securities of larger issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies. Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely-known securities, and they tend to have a relatively higher percentage of insider ownership. There is no limit on the percentage of assets that may be invested in small-cap issuers.



     Third, the Capital Accumulation Portfolio may borrow up to one-third of its total assets while the Equity Portfolio may only borrow up to 10% of its total assets. This allows the Capital Accumulation Portfolio to use potentially more leverage than the Equity Portfolio, although in any event, the Capital Accumulation Portfolio will only borrow from banks and then only for temporary or emergency purposes.

     Fourth, the Capital Accumulation Portfolio may invest up to 3% (while the Equity Portfolio may invest up to 1%) of its total assets in investments that offer a below market return but that further the Portfolio's social criteria.

     Finally, the Capital Accumulation Portfolio may invest up to 15% of its net assets in illiquid securities while the Equity Portfolio may invest up to 10% of its net assets in such securities.



                      INFORMATION ABOUT THE PROPOSED MERGER


DESCRIPTION ABOUT THE PROPOSED MERGER


     The Plan provides that after the Effective Time on the Closing Date the Equity Portfolio will transfer all of its assets and liabilities to the Capital Accumulation Portfolio if all of the conditions of the Plan are fulfilled and are not waived and the Closing Date is not extended. In exchange for the Equity Portfolio assets and liabilities, the Capital Accumulation Portfolio will issue to the Equity Portfolio a number of Capital Accumulation Portfolio shares having a value equal to the aggregate net assets of the Equity Portfolio acquired. The Closing Date is currently scheduled for February 26, 1996 and may be changed as determined by officers of the Company. As part of the Plan, the Company's shareholders are being asked to approve a proposed amendment to the Company's Articles of Incorporation to reclassify the issued and unissued shares of the class of the Company's common stock currently designated as the Equity Portfolio into the class of common stock currently designated as the Capital Accumulation Portfolio. Copies of the Plan and the proposed amendment to the Company's Articles of Incorporation are attached as Exhibits A and B, respectively, to this Prospectus/Proxy Statement.


     The number of shares of the Capital Accumulation Portfolio to be issued in the Proposed Merger will be determined on the basis of the relative net asset values of the Equity Portfolio and the Capital Accumulation Portfolio calculated as of the Valuation Date. The net asset value of each Portfolio will be determined by dividing the value of that Portfolio's portfolio securities, cash and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of that Portfolio outstanding.

     Capital Accumulation Portfolio shares will be distributed to Equity Portfolio shareholders in exchange for their Equity Portfolio shares, on a pro rata basis. The number of such full and fractional Capital Accumulation shares issued to each Equity Portfolio shareholder will be determined by multiplying the number of Equity Portfolio shares to be exchanged by a fraction, the numerator of which is the net asset value per share of the Equity Portfolio and the denominator of which is the net asset value per share of the Capital Accumulation Portfolio. Thus, the Equity Portfolio shares of each Equity Portfolio shareholder will be exchanged for the number of full and fractional shares of the Capital Accumulation Portfolio which, when multiplied by the net asset value per share of the Capital Accumulation Portfolio, will have a value equal to the aggregate net asset value of that shareholder's shares in the Equity Portfolio at the Effective Time on the Closing Date. The aggregate value of the Capital Accumulation Portfolio shares attributable to shareholders previously holding Equity Portfolio shares will be the same immediately after the Proposed Merger as the aggregate value of the Equity Portfolio shares attributable to such shareholders immediately before the Proposed Merger.

     The Proposed Merger as provided in the Plan is subject to approval of the shareholders of the Equity Portfolio. Approval requires the affirmative vote of at least a majority of the Equity Portfolio shares entitled to vote. The Plan is also conditioned on: (i) acceptance of the amendment to the Company's Articles of Incorporation by the Maryland Department of Assessments and Taxation and the amendment's having become effective; (ii) receipt of any necessary regulatory approvals from the SEC; (iii) receipt of an opinion of outside counsel that the Proposed Merger qualifies as a tax-free reorganization under the Code; and (iv) receipt of any necessary regulatory approvals by relevant state insurance authorities.

REASONS FOR THE PROPOSED MERGER

     The Directors of the Company have considered and approved the Proposed Merger, as recommended by CAM, including entry by the Company on behalf of each Portfolio into the Plan, as in the best interests of the shareholders.

     In making their recommendation to the Directors, the representatives of CAM reviewed with the Directors various factors about the Company and its Portfolios and the Proposed Merger. There are certain similarities between the Capital Accumulation Portfolio and the Equity Portfolio. Specifically, the Capital Accumulation Portfolio and the Equity Portfolio have certain similar investment objectives and policies, and relatively comparable risk profiles. See, "Comparison of Investment Objectives and Policies" below. In terms of total net assets the Equity Portfolio at August 31, 1995 had net assets of only approximately $2.8 million. The Capital Accumulation Portfolio's net assets at such date were approximately $7.6 million. The Equity Portfolio has not, since its inception in 1992 achieved asset levels on a continuing basis that would permit it to operate economically and generate a competitive return. Given the relative similarities between the Portfolios and the fact that the Portfolios are offered through common distribution channels and are both managed by CAM, CAM believes that the Equity Portfolio will not be able to achieve significant increases in asset levels in the foreseeable future.

     The Directors of the Company met on August 2, 1995 and considered the recommendation of CAM, and, in addition, considered among other things in general, (i) the terms and conditions of the Proposed Merger; (ii) whether the Proposed Merger would result in the economic dilution of shareholder interests; (iii) the comparative performance records of each of the Portfolios; compatibility of their investment objectives and policies; the investment experience, expertise and resources of CAM and the Subadvisers; and the personnel and financial resources of CAM and the Subadvisers; (iv) the fact that the Capital Accumulation Portfolio will assume certain identified liabilities of the Equity Portfolio; and (v) the expected federal income tax consequences of the Proposed Merger.

    The Directors also considered the benefits to be derived by shareholders of the Equity Portfolio from the transfer of its assets to the Capital Accumulation Portfolio. In this regard, the Directors considered the economies of scale that could be realized by the participation by shareholders of the Equity Portfolio in the combined portfolio.

     During their consideration of the Proposed Merger, the Directors met with members of the legal staff at CAM, as well as counsel to the Independent Directors, regarding the legal issues involved. The Directors also concluded at a meeting on August 2, 1995 that the Proposed Merger would be in the best interests of shareholders of the Capital Accumulation Portfolio and that the interests of the shareholders of the Capital Accumulation Portfolio will not be diluted as a result of the transactions contemplated by the Proposed Merger.

     THE DIRECTORS OF THE COMPANY RECOMMEND THAT THE SHAREHOLDERS OF THE EQUITY PORTFOLIO APPROVE THE PROPOSED MERGER.

PRO-FORMA CAPITALIZATION

     The following tables show the capitalization of the Capital Accumulation Portfolio and the Equity Portfolio as of August 31, 1995 individually and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets and liabilities of the Equity Portfolio at the then net asset value:

                  CAPITALIZATION OF THE EQUITY PORTFOLIO
                  AND THE CAPITAL ACCUMULATION PORTFOLIO

                                         CAPITAL            PRO FORMA FOR
                           EQUITY      ACCUMULATION      CAPITAL ACCUMULATION
                          PORTFOLIO     PORTFOLIO             PORTFOLIO


Net Assets............     $2,754,925       $7,612,117    $10,367,042
Shares Outstanding....       154,804          328,606         447,532
Net Asset Value per
Share.................        $17.80           $23.16          $23.16



     The table above should be read in conjunction with the Funds' Annual Report for the fiscal year ended December 31, 1994 and the unaudited statement of assets and liabilities and statement of operations for June 30, 1995 and the periods then ended, and the unaudited proforma statement of assets and liabilities and statement of operations for December 31, 1994 and August 31, 1995, and the periods then ended, each of which is hereby incorporated herein by reference.



     On the Record Date, there were 234,843.126 and 368,096.669 shares of the Equity Portfolio and the Capital Accumulation Portfolio, respectively, outstanding.




COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES OF INVESTMENT OBJECTIVES


     The following discussion is based upon the descriptions of the respective investment objectives, policies and restrictions set forth in the Company's CRI Prospectus and Statement of Additional Information for the CRI portfolios. The Company's CRI Prospectus also offers additional portfolios managed by CAM. These additional portfolios are not involved in the Proposed Merger, their investment objectives, policies and restrictions are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby.


         Although the Capital Accumulation Portfolio invests primarily in equity securities, it may invest in debt securities. These debt securities may consist of investment-grade and noninvestment-grade obligations.

     Both the Capital Accumulation and Equity Portfolios may, in pursuit of their investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities of issuers that meet their social criteria, and employ a variety of other investment techniques, including the purchase and sale of market index futures contracts, financial futures contracts and options on such futures. Both Portfolios may engage in futures contracts and related options only to protect against market declines. Neither Portfolio engages in such transactions for speculation or leverage. It is an operating policy of the Company that neither Portfolio may invest in options and futures contracts if as a result more than 5% of its assets would be so invested.

         Each Portfolio may engage in repurchase agreements and reverse repurchase agreements. No more than 10% of either Portfolio's assets may be invested in repurchase agreements not terminable within seven days.


         The Equity Portfolio may borrow no more than 10% of the value of its assets from banks (and pledge its assets to secure such borrowing) for temporary or emergency purposes, but not for leverage, while the Capital Accumulation Portfolio may borrow up to one-third of the value of its assets. Each Portfolio may also make loans of the securities it holds.


         Each Portfolio may lend its securities to New York Stock Exchange member firms and to commercial banks with assets of $1 billion or more. The Equity Portfolio may only make loans if the value of the securities loaned does not exceed 10% of the Portfolio's assets and the Capital Accumulation Portfolio may lend no more than 5% of its securities.

     Each Portfolio may invest up to 25% of its assets in the securities of foreign issuers. The Portfolios may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, each Portfolio may write call and put options on an exchange or over-the-counter. Neither Portfolio may write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts or if required under regulations of state securities administrators.

     Each Portfolio may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised.

         The Portfolios may invest up to an aggregate of 5% of their total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Portfolios may sell a call option or a put option which they have previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency.

         Each Portfolio may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange.

         A Portfolio may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies.

         A Portfolio may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options in financial futures contracts. Each Portfolio may engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, a Portfolio will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to a Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets.

     The value of a Portfolio's assets as measured in Untied States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

     The Portfolios may also hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

         When CAM or a Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency.

         The Equity Portfolio may invest up to less than 1% and the Capital Accumulation Portfolio up to 3% of its assets in investments in securities that offer a rate of return below the then prevailing market rate and that present attractive opportunities for furthering the Portfolios' social criteria.

     The Equity Portfolio may not purchase illiquid securities if more than 10%, and the Capital Accumulation Portfolio may not purchase illiquid securities if more than 15%, of the value of its net assets would be invested in such securities.

     The Capital Accumulation Portfolio and the Equity Portfolio are subject to different investment screens.

         1. The Capital Accumulation Portfolio avoids investing in companies that, in CAM's opinion, have significant or historical patterns of violating environmental regulations, or otherwise have an egregious environmental record. Additionally, the Portfolio avoids investing in nuclear power plant operators and owners, or manufacturers of key components in the nuclear power process.

         2. The Capital Accumulation Portfolio will not invest in companies that are significantly engaged in weapons production.

         3. The Capital Accumulation Portfolio will not invest in companies that, in CAM's opinion, have significant or historical patterns of discrimination against employees on the basis of race, gender, religion, age, disability or sexual orientation, or that have major labor-management disputes.

         4. The Capital Accumulation Portfolio will not invest in companies that are significantly involved in the manufacture of tobacco or alcohol products. The Capital Accumulation Portfolio will not invest in companies that make products or offer services that, under proper use, in the Advisor's opinion, are considered harmful.


The Equity Portfolio seeks to invest in producers or service providers that:

     1. deliver safe products and services in ways that sustain our natural environment.

     2. Are managed with particpation throughout the organization in defining and achieving objectives.

     3. Negotiate fairly with their workers, provide an enviornment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whome equal opportunities have often been denied.

     4. Foster awareness of a commitment to human goals, such as creativity, productivity ,self-respect and responsiblility, within the organization and the world, and continually recreate a context within which these goals can be realized.

The Equity Portfolio will not invest in an issuer primarily engaged in:

1. The production of nuclear energy or the manufacture of equipment to produce nuclear energy.

2.   Business activities in support of repressive regimes.

3.   The manufacture of weapons systems.

In addition, the Portfolio will not, as a matter of operating policy which may be changed without the approval of a majority of the outstanding shares, invest in an issuer primarily engaged in the manufacture of alcoholic beverages or tobacco products, or the operation of gambling casinos.




     The characteristics of each investment policy and the associated risks are described in the Company's CRI Prospectus and Statement of Additional Information. Both Portfolios have other investment policies and restrictions which are also set forth in the Company's CRI Prospectus and Statement of Additional Information, which are hereby incorporated herein by reference and available upon request.


                            PERFORMANCE INFORMATION

     The current sub-advisers, Apodaca-Johnston, Brown Capital Management and Fortaleza Asset Management, assumed the investment management of the Capital Accumulation Portfolio effective December 8, 1994. Prior to then, it had been managed by Ariel Capital Management. For the 12 months ended December 31, 1994, which reflects management by Ariel Capital Management until December 8, and the new investment managers after that, the Portfolio returned -9.92%. Annual performance was behind that of the Lipper Growth Funds Average, which returned -2.15% for the year.

     For the six months ended June 30, 1995, the Portfolio's return was 24.12%, well ahead of the 17.47% return for the Lipper Growth Funds Average. Each of the Portfolio's investment managers contributed positive returns that were ahead of their individual benchmarks. Concentrations in the better performing sectors, including technology, health care and specialty retailers boosted performance. Within the technology sector, the Portfolio's investments in semi-conductor/silicon-related issues experienced enormous growth.

     The line graph below is comparing a hypothetical $10,000 investment of the Capital Accumulation Portfolio to the S&P 400, Russell 2000, and S&P 500:

          CALVERT RESPONSIBLY INVESTED
          CAPITAL ACCUMULATION PORTFOLIO
       Comparison of change in value of a
         hypothetical $10,000 investment.

          $28,000
          ====================================

          $15,000
          ====================================  (not able to show graph)

          $10,000
          ====================================

                   7/91  8/92  6/93  8/94  8/95

                   ......Calvert Responsibly Invested Capital Accumualtion
                   ------S&P 400
                   ======Russell 2000
                   ++++++S&P 500
         ___________________________________________________________________

                  Average Annual Total Returns

                                   Period Ending

                                  12/31/94  6/30/95
          One Year                  -9.92%   18.06%
          Life of Portfolio (7/91)   4.88%   10.37%

Performance information is for the Capital Accumulation Portfolio only and does not reflect chganges and expenses of the variable annuity. Past performance does not indicate future results. The current Adviser and Sub-Advisers have managed the Portfolio since December 8, 1994.




             COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION


     The Company was incorporated in Maryland on September 27, 1982, and is an open-end management investment company registered under the 1940 Act. The Company has seven CRI portfolios, including the Portfolios, designed to provide opportunities for investing in enterprises that make a significant contribution to society through their products and services and through the way they do business.


CAPITALIZATION


     The total number of shares of stock of all classes which the Company is currently authorized to issue is 100 million shares. The par value of each share is $1.00. The Capital Accumulation Portfolio currently has 4,000,000 authorized shares and the Equity Portfolio currently has 2,000,000 authorized shares. Fractional shares may be issued. Each Portfolio's shares have equal voting rights and represent equal proportionate interests in the assets belonging to the Portfolio. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Directors of the Company. Shareholders of each Portfolio vote separately as to matters that affect only their particular Portfolio such as approval or amendments of investment advisory agreements or proposed reclassifications, that affect only their particular portfolio.


SHAREHOLDER MEETINGS AND VOTING RIGHTS

     The Company is not required to hold annual meetings of shareholders. The Company does not permit cumulative voting. A majority of shares entitled to vote on a matter constitutes a quorum for consideration of such matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

LIQUIDATION OR DISSOLUTION


     In the event of the liquidation of a Portfolio the shareholders are entitled to receive, when, and as declared by the Directors, the excess of the assets belonging to such portfolio over the liabilities belonging to the Portfolio. The assets so distributable to shareholders of a Portfolio will be distributed among the shareholders in proportion to the number of shares of the Portfolio held by them and recorded on the books of the Company.


RIGHTS OF INSPECTION

     Shareholders of the respective Funds have the same right to inspect in Maryland the governing documents, records of meetings of shareholders, shareholder lists, share transfer records, accounts and books of the Company as are permitted shareholders of a corporation under the Maryland corporation law. The purpose of inspection must be for interests of shareholders relative to the affairs of the Portfolios.

     The foregoing is only a summary of certain characteristics of the operations of the Company's Articles of Incorporation, its By-Laws and Maryland law and is not a complete description of those documents or the law. Shareholders should refer to the provisions of such respective Articles of Incorporation, By-Laws, and Maryland law directly for more complete information.


                              ADDITIONAL INFORMATION

     Information concerning the operation and management of the Company and the Portfolios is incorporated herein by reference from the Prospectus dated May 1, 1995, a copy of which is enclosed, and the Statement of Additional Information dated as of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Company, at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-368-2748.

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, and in accordance therewith files reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549.

                        FINANCIAL STATEMENTS AND EXPERTS


         The Statement of Additional Information relating to this Prospectus/Proxy Statement includes the following financial statements: (i) financial statements for the fiscal year ended December 31, 1994, included in the Company's Annual Report for that period; (ii) unaudited financial statements for the six-months ended June 30, 1995, and (iii) unaudited pro-forma financial statements combining the Equity Portfolios and the Capital Accumulation Portfolio's statement of net assets and statement of operations for December 31, 1994 and August 31, 1995. The financial statements included in the Company's Annual and Semi-Annual Reports are incorporated by reference into the Statement of Additional Information. The financial statements for the year ended December 31, 1994 included in the Company's Annual Report have been audited by Coopers & Lybrand LLP, independent accountants, and have been included in the Statement of Additional Information in reliance upon the report of Coopers & Lybrand LLP given upon the authority of such firm as experts in accounting and auditing.


LEGAL MATTERS

      Certain legal matters concerning the issuance of shares of the Company will be passed upon by William M. Tartikoff, Esq., General Counsel of The Calvert Group, Ltd. Sullivan & Worcester, Washington, D.C., has advised the Company on certain federal income tax matters.

                                 OTHER BUSINESS

     The Directors of the Company do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

     THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS APPROVAL OF THE PROPOSED MERGER AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSED MERGER.


December 30, 1995

                                                                      EXHIBIT A
                                                                      Ex-99.17

                           ACACIA CAPITAL CORPORATION
                                 (the "Company")

                            PLAN OF RECLASSIFICATION
                                  (the "Plan")

                                   I. RECITALS


     The Company is a Maryland corporation whose shares of common stock are currently classified into seven classes or series ("Portfolios"), including the Calvert Responsibly Invested ("CRI") Equity Portfolio (the "Equity Portfolio") and the CRI Capital Accumulation Portfolio (the "Capital Accumulation Portfolio").


     The Company is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company, and its shares of common stock are registered under the Securities Act of 1933, as amended (the "1933 Act").

     The Company offers shares of certain Portfolios to Providian Life and Health Insurance Company ("Providian") and its Separate Accounts and other insurance companies and their separate accounts.

     Providian issues, or intends to issue, variable annuity contracts ("contracts") through its Separate Account or Accounts. The Company understands that Providian votes the shares of the Equity Portfolio held by its Separate Account that are attributable to contracts in accordance with instructions received from holders of interests in the contracts (hereinafter, "shareholders"). The Company further understands that Providian votes shares of the Equity Portfolio as to which no instructions have been received in the same proportion as the shares of the relevant Separate Account as to which instructions have been received.

     The Directors of the Company have determined that it is advisable to amend the Articles of Incorporation of the Company to reclassify the issued and unissued shares of common stock currently designated as the Equity Portfolio into the class of common stock currently designated as the Capital Accumulation Portfolio (the "Reclassification") and have directed that the proposed amendment be submitted for consideration at a special meeting of shareholders.


     The Directors of the Company have determined - independently for the Equity Portfolio and for the Capital Accumulation Portfolio - that the Reclassification, including the consideration, is reasonable and fair, does not involve overreaching on the part of any person concerned, and will not dilute the interests of shareholders. In addition, the Directors have determined that the investment objectives of the Equity Portfolio and the Capital Accumulation Portfolio are compatible so that the Reclassification will be compatible with the investment objectives and policies recited in the registration statement and reports relating to each. Furthermore, the Directors have determined that the Reclassification would be in the best interests of shareholders and is consistent with the general purposes of the 1940 Act, the protection of investors, and the purposes fairly intended by the policy and provisions of the 1940 Act.

     It is intended that the Reclassification shall qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

                          II. MECHANICS OF RECLASSIFICATION

A.  Approval of Shareholders.


     1. Meeting Date. In accordance with Section 2-604 of the Maryland General Corporation Law (the "Maryland Law") and the Company's Articles of Incorporation, the Reclassification shall be submitted to the shareholders of the Equity Portfolio for their approval at a special meeting (the "Meeting") to be held on or about February 16, 1996 at 10:00 a.m., Eastern Time, at the offices of the Company, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

     2. Record Date. The close of business on December 18, 1995, shall be the record date (the "Record Date") for the Meeting and only shareholders of record of the Equity Portfolio on such date shall be entitled to notice of and be permitted to give voting instructions at the Meeting.


     3. Required Vote. The Reclassification shall not become effective without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the interests of the total number of Equity Portfolio shares outstanding and entitled to vote thereon.

     4. Form N-14 Registration Statement/Proxy Materials. The appropriate officers of the Company shall take all actions necessary or appropriate to solicit the approval of the shareholders of the Equity Portfolio, including the preparation and execution of a registration statement on Form N-14 of the Securities and Exchange Commission (the "SEC"), and any amendments thereto, containing a notice of meeting, proxy statement, and voting instruction forms (collectively, the "proxy materials"), and the filing of such proxy materials with the SEC.


     5. Mailing of Proxy Materials. The appropriate officers of the Company shall cause the proxy materials to be mailed on or about
December 30, 1995, as appropriate, to each shareholder of the Equity Portfolio of record on the Record Date.


B.  Amendment of Articles of Incorporation.

     In accordance with Maryland Law, the Company shall effect the Reclassification by amending its Articles of Incorporation.

     1. Form of Amendment. The amendment to the Company's Articles of Incorporation (the "Amendment") shall be in the form of Articles Supplementary with such modifications as the officers executing the same deem necessary or appropriate, consistent with the purposes of this Plan.


     2. Date of Filing. The appropriate officers of the Company shall execute, acknowledge, verify and file the Amendment with the Maryland
State Department of Assessments and Taxation (the "Maryland State
Department") on or about Feburary 19, 1996, following shareholder approval, for effectiveness at 12:01 a.m. or Feburary 26, 1996.


C.  Transfer of Assets.

     In connection with the Reclassification of shares, the Equity Portfolio shall transfer all of its assets and liabilities to the Capital Accumulation Portfolio, in exchange for which the Capital Accumulation Portfolio shall issue to the Equity Portfolio a number of the Capital Accumulation Portfolio shares having a value equal to the aggregate net assets of the Equity Portfolio acquired.


     1. Time of Transfer. The above-described transfer shall occur on February 26, 1996 (the "Closing Date"), or such other time and date as determined by the appropriate officers of the Company.


     2. Issuance of Capital Accumulation Portfolio Shares to the Equity Portfolio. The number of shares of the Capital Accumulation Portfolio to be issued to the Equity Portfolio shall be determined on the basis of the relative net asset values of the Capital Accumulation Portfolio and the Equity Portfolio calculated as of the close of business on the business day immediately preceding the Closing Date. The net asset value of each Portfolio shall be determined by dividing the value of that Portfolio's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of that Portfolio outstanding.

     3. Distribution of Capital Accumulation Portfolio Shares to Equity Portfolio Shareholders. Upon effectiveness of the Amendment, the Equity Portfolio shall distribute the Capital Accumulation Portfolio shares it receives to the Equity Portfolio shareholders in exchange for their Equity Portfolio shares, on a pro rata basis. The number of such full and fractional Capital Accumulation Portfolio shares issued to each Equity Portfolio shareholder shall be determined by multiplying the number of Equity Portfolio shares to be exchanged by a fraction, the numerator of which is the net asset value per share of the Equity Portfolio and the denominator of which is the net asset value per share of the Equity Portfolio. Thus, the Equity Portfolio shares of each Equity Portfolio shareholder shall be exchanged for the number of full and fractional shares of the Capital Accumulation Portfolio which, when multiplied by the net asset value per share of the Capital Accumulation Portfolio, will have a value equal to the aggregate net asset value of that shareholder's shares in the Equity Portfolio on the Closing Date.

D.  Costs of Effecting the Reclassification.

     The Equity Portfolio and the Capital Accumulation Portfolio shall each pay its portion of the expenses attributable to the Reclassification.

E.  Miscellaneous.

     1. Termination of Agreements. The appropriate officers of the Company shall cause all agreements with the Equity Portfolio or the Company to be terminated as they relate to the Equity Portfolio.

     2. General Authority. The appropriate officers of the Company shall, in the name and on behalf of the Company or either of the Portfolios, do and perform such further acts and things, modify any dates or deadlines, and execute and deliver or file such other instruments, certificates, and documents as they shall determine to be necessary, appropriate, or desirable to carry out the foregoing, any such determination to be conclusively evidenced by the doing or performing of any such act or thing or the execution and delivery or filing of any such instrument, certificate, or document.

                            III. CONDITIONS PRECEDENT

     The Reclassification shall not become effective unless each of the following has occurred:


     A. The Amendment shall have been approved by the affirmative vote of the holders of a majority (as defined in the 1940 Act) in interests of the total number of Equity Portfolio shares outstanding and entitled to vote thereon;


     B. The Articles Supplementary shall have been accepted for filing by the Maryland Department of Assessments and Taxation and become effective;

     C. The Company shall have received any necessary regulatory approvals of the proposed Reclassification by the SEC;

     D. The Company shall have received an opinion of counsel reasonably satisfactory to it that the Reclassification shall qualify as a tax-free reorganization under Section 368 of the Code; and

     E. The Insurance Companies shall have received any necessary regulatory approvals of the proposed Reclassification by relevant state insurance authorities.

     At the Closing Date, the Capital Accumulation Portfolio shall succeed, without any transfer other than that contemplated in Section II.C above, to all the assets belonging to the Equity Portfolio (or allocated to the Equity Portfolio by the Board of Directors of the Company pursuant to Article Ninth of the Company's Restated Articles of Incorporation) and shall be subject to all the liabilities of the Equity Portfolio in the same manneras if the liabilities had been incurred by, or allocated to, the Capital Accumulation Portfolio in the first instance.


     Upon effectiveness of the Amendment, all of the Shares of the Equity Portfolio shall be reclassified as Capital Accumulation Portfolio shares, and the Equity Portfolio shall cease to be a separate class of stock of the Company.


                                                Acacia Capital Corporation


                                           By:
                                                William M. Tartikoff
                                                Vice President

                                                                     EXHIBIT B
                                                                     Ex-3.(i)


                                 RESTATED

                        ARTICLES OF INCORPORATION

                        ACACIA CAPITAL CORPORATION



         FIRST:   The name of the Corporation is Acacia Capital
Corporation.

         SECOND: The Corporation desires to restate its charter as currently in effect.

         THIRD:   The provisions set forth in the Articles of Restatement
are all the provisions of the charter currently in effect.

         FOURTH: These Articles of Restatement have been approved by a majority of the entire Board of Directors.

         FIFTH:   The charter is not amended by the Articles of
Restatement.

         SIXTH:   The nature of the business or purposes to be conducted
or promoted are as follows:

         (A) To conduct and carry on the business of an investment trust or investment company of the general management type.

         (B) To invest and reinvest the property and assets of the corporation in securities of different types and classes, including, without in any way limiting the generality thereof, stocks, bonds, notes, debentures, and certificates of interest or participation, and in other personal property without limitation or restriction except for the specific restrictions hereinafter set forth.

         (C) To act as financial or fiscal agent for any person, firm, or corporation and as such to manage, control, and deal with, in any and every way whatsoever, the property, holdings, investments, and business interests thereof.

         (D) To endorse, guarantee, or undertake the performance of any obligation, contract, or engagement of any other corporation, or other party, if the Corporation is interested in such obligation, contract or engagement.

         (E) To purchase, retire, redeem, hold, sell, reissue, transfer, and otherwise deal in, shares of its own capital stock; and to apply to such purchase, retirement, or acquisition any funds or property of the Corporation, whether capital or surplus or otherwise, as may be permitted by law.

         (F) To engage in any lawful act or activity for which corporations may be organized under the General
                  Corporation Law of Maryland.

         (G) To do and all of the acts herein set forth or implied and such other acts as are incidental or conducive to the attainment of the objectives and purposes of the Corporation; and to do any and all such acts either as principal or in the capacity of agent, broker, factor, contractor, or otherwise.

         SEVENTH: The current address of the principal office of the Corporation is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

         EIGHTH: The Corporation's current resident agent is William M. Tartikoff, Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

         NINTH:   The total number of shares of stock of all classes
which the Corporation is authorized to issue is One Hundred Million (100,000,000) shares of stock. The par value of each share shall be One Cent ($0.01). The shares shall be allocated as follows for each series:



         No. of Shares per Series

         CRI Balanced Growth Portfolio        75,000,000
         CRI Money Market Portfolio            9,000,000
         CRI Global Equity Portfolio           4,000,000
         CRI Capital Accumulation Portfolio    6,000,000
         CRI Bond Portfolio                    1,000,000
         CRI Strategic Growth Portfolio        5,000,000

         Total Shares Authorized             100,000,000


The Board of Directors is hereby expressly granted the authority to issue any remaining unissued shares and to establish additional series. The Board of Directors is also expressly granted the authority to increase or decrease the number of shares of any series, subject to the provisions that the aggregate number of shares, and the number of shares allocated to all series cannot exceed the total authorized number of shares, and that the number of shares allocated to any series may not be decreased below the number of shares issued and outstanding for such series.

         TENTH:   The powers, preferences and rights of each series and
the qualifications, limitations and restrictions on each such series shall be as follows:

         (A) (1) The assets of the Corporation received as consideration for the issue of stock of each series, together with all income, earnings and profits on such assets, and proceeds derived from the sale, exchange or liquidation of such assets, and any assets derived from the reinvestment of such income, earnings and profits, and proceeds in whatever form received, shall for all purposes, subject only to the rights of creditors, be irrevocably allocated to the series for which such assets were received by the Corporation, and be so entered upon the books of account and referred to in these Articles as "the assigned assets" of such series.

              (2) Each series will be managed in accordance with the investment policy for such series.

              (3) The assigned assets of each series shall be charged with the specific liabilities (including accrued expenses and reserves as conclusively determined from time to time by the Board of Directors) of such series and the general liabilities of the Corporation in proportion to the net asset values of the respective series. Any liability applicable to more than one series, but not to all series, shall be allocated to each series to which it is applicable in proportion to the net asset values of such series. The allocation of any liability to a series by the Board of Directors shall be conclusive.

         (B)  Each share of stock of a series shall have the same rights, privileges and preferences with respect to the assigned assets of such series as each of the other shares of stock of that series. Each share of stock of a series shall be entitled to participate equally in such dividends as may be declared from time to time by the Board of Directors. Each fractional share of stock of a series shall have proportionately the same rights, privileges and preferences with respect to the assigned assets of such series as a whole share, and shall participate proportionately in dividends as declared.

         (C) (1) "Shareholder" as used in these Articles shall mean a shareholder of record as defined in the By-Laws.

              (2) Each shareholder of the Corporation shall have one vote for each share held by the shareholder, and shall have a fractional vote for each fraction of a share held by the shareholder.

              (3) Whenever the vote of shareholders is required or permitted to be taken in connection with any matter affecting the Corporation or any series, such vote shall be taken, and effective action shall be determined in accordance with the General Laws of the State of Maryland or the Investment Company Act of 1940, whichever is more strict.

         ELEVENTH:         The number of directors of the Corporation
shall be five (5), which number may be increased or decreased pursuant to the By-Laws of the Corporation but shall not be less than three (3). The names of the Directors are Clifton S. Sorrell, Jr., Frank H. Blatz, Jr., Charles E. Diehl, Arthur J. Pugh, and South Trimble III.

         TWELFTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and shareholders.

         (A)  No holder of shares of stock shall be entitled as a matter of right to subscribe for or purchase or receive any part of any treasury shares held by the Corporation, or of any new or additional issues of shares of stock or securities convertible into shares of stock of the Corporation, whether now or hereafter authorized, or whether issued for money, for a consideration other than money, or by way of dividends.

         (B)  Upon the request of any shareholder, the Corporation shall repurchase shares owned by such shareholder on the terms and conditions specified in the By-Laws.

         (C)  With respect to the issuance and sale of shares of the
                           Corporation's stock, or securities convertible into shares of stock, the Corporation shall receive not less than the net asset value per share determined in accordance with the By-Laws.

         (D)  Assets of this Corporation may be held or deposited with a bank or trust company or other organization as custodian and, except as provided below, the Corporation may employ any agency or instrumentality, incorporated or unincorporated, to render management services of any nature with respect to the conduct of the business of the Corporation, and to manage and direct the business and activities of the Corporation to such extent as the Board of Directors may determine from time to time, whether or not such employment involves delegation of functions usually or customarily performed by the Board of Directors or officers of the Corporation. However, this Corporation shall contract with a professional investment manager which is registered under the Investment Advisers Act of 1940 to provide investment advice to the Corporation and to manage the investments of the Corporation's assets.

         (E)  The Corporation reserves the right from time to time to make any amendment of its Articles, now or hereafter authorized by law, including any amendment which alters the contract rights of any outstanding stock.

         (F)  The original By-Laws of the Corporation have been adopted by the Directors.  The Board of
                           Directors shall have the power to make, alter or repeal any By-Law, except those By-Laws which by statute or By-Law provision must be submitted to shareholders for a vote.

         (G)  The use of the Corporation of the name "Acacia" and all trademarks now or hereafter associated with Acacia Mutual Life Insurance Company are subject to and conditioned upon the continuing consent of Acacia Mutual Life Insurance Company, a Washington, D.C. Corporation, which consent may be withdrawn at any time.

         (H)  The Corporation shall have the power and authority to indemnify its directors, officers and
                           employees to the fullest extent permitted by law.

         THIRTEENTH:The duration of the Corporation shall be perpetual.

IN WITNESS WHEREOF, the undersigned hereby execute these Articles of Restatement and acknowledge the same to be their act and further acknowledge that, to the best of their knowledge, the matters and facts set forth herein are true in all materials respects, under the penalties of perjury.

Dated this        3 rd         day of  November,  1995.



                                  Acknowledgement:___________________________

                                                   Clifton S. Sorrell, Jr.
                                                   Chairman of the Board
                                                      and Director


                                 ATTEST:_____________________________________

                                                   William M. Tartikoff
                                                   Secretary